UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 24, 2006
NACCO INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-9172	34-1505819

(Commission File Number)	(IRS Employer Identification Number)

5875 Landerbrook Drive, Cleveland, OH	44124-4017

(Address of Principal Executive Offices)	(Zip Code)
(440) 449-9600

(Registrant’s telephone number, including area code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition and
Item 7.01 Regulation FD Disclosure.
     On July 24, 2006, NACCO Industries, Inc. (“NACCO Industries”) and Applica Incorporated (“Applica”) issued a press release announcing that NACCO Industries, HB-PS Holding Company, Inc., a wholly owned subsidiary of NACCO Industries (“Hamilton Beach/Proctor-Silex”), and Applica have entered into definitive agreements whereby NACCO Industries will spin off Hamilton Beach/Proctor-Silex to NACCO Industries’ stockholders and, immediately after the spin-off, Applica will merge with and into Hamilton Beach/Proctor-Silex. The combined public company will be named Hamilton Beach, Inc. A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference thereto.
     The press release attached hereto as Exhibit 99.1 is being furnished by NACCO Industries pursuant to Item 2.02 of Form 8-K insofar as it discloses historical information regarding NACCO Industries’ results of operations.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

99.1	Joint press release of NACCO Industries and Applica, dated July 24, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NACCO INDUSTRIES, INC.
By:	/s/ Kenneth C. Schilling
	Name:	Kenneth C. Schilling
	Title:	Vice President and Controller

Date: July 24, 2006

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Joint press release of NACCO Industries and Applica, dated July 24, 2006